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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  September 19, 2005


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      333-36804             56-2156823
(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 7 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.


ITEM 7.01  Regulation FD Disclosure

        On September 19, 2005, J. Stephen Vanderwoude, Chief Executive Officer, and Rick Whitener, Vice President and Treasurer, of Madison River Capital, LLC, made a presentation at the Jefferies Third Annual Communications and Media Conference held in New York, New York. The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the presentation is available on the Investor Relations page of Madison River Capital, LLC's website at www.madisonriver.net.

ITEM 9.01.  Financial Statements and Exhibits

 (c)  Exhibits.

  99.1 Presentation made on September 19, 2005 by J. Stephen Vanderwoude, Chief Executive Officer, and Rick Whitener, Vice President and Treasurer, of Madison River Capital, LLC, made a presentation at the Jefferies Third Annual Communications and Media Conference held in New York, New York.


                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MADISON RIVER CAPITAL, LLC


Date:  September 19, 2005         /s/  J. STEPHEN VANDERWOUDE
                                  ------------------------------------------

                                  Name:   J. Stephen Vanderwoude
                                  Title:  Chairman and Chief Executive
                                            Officer

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                                EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     ---------------------------------------------------------------

    99.1 Presentation made on September 19, 2005 by J. Stephen Vanderwoude, Chief Executive Officer, and Rick Whitener, Vice President and Treasurer, of Madison River Capital, LLC, made a presentation at the Jefferies Third Annual Communications and Media Conference held in New York, New York.